UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported: June 22, 2000)


                           AMERUS LIFE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


IOWA                                   0-21459                  42-1459712
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                       50309-3948
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    (515) 362-3600


ITEM 5.   OTHER EVENTS

          On June 22, 2000, AmerUs Life Holdings (the "Company") announced in a news release that the shareholders of the Company had approved the merger of the Company into the American Mutual Holding Company ("AMHC"). In the same news release, AMHC announced that its members had approved the plan of conversion which includes the proposed merger between the Company and AMHC.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERUS LIFE HOLDINGS, INC.

                                              By: /s/ Victor N. Daley
                                                  -----------------------------
                                                   Victor N. Daley
                                                   Executive Vice President,
                                                   Chief Administration and
                                                   Human Resources Officer

Dated: June 26, 2000


                                     EXHIBIT

Exhibit 99.1                                News Release